Exhibit 10.36

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of August 8, 2006 (this “Agreement”), to the Security Agreement (as defined below) is made by BARNICO DRILLING, INC., a Texas corporation (the “New Grantor” and together with the Existing Grantors (as defined below), the “Grantors”) for the benefit of CASTLERIGG MASTER INVESTMENTS LTD., a company organized under the laws of the British Virgin Islands, in its capacity as collateral agent (in such capacity, the “Collateral Agent”) for the “Buyers” (as defined below) party to the Securities Purchase Agreement, dated as of July 25, 2006 (as amended, restated or otherwise modified from time to time, the “Securities Purchase Agreement”).

WHEREAS, Wentworth Energy, Inc., an Oklahoma corporation (the “Parent”) and each party listed as a “Buyer” on the Schedule of Buyers attached thereto (each a “Buyer”, and collectively, the “Buyers”) are parties to the Securities Purchase Agreement;

WHEREAS, concurrently herewith, the New Grantor has entered into a Guaranty dated the date hereof for the benefit of the Collateral Agent and the Buyers guaranteeing all of the Guaranteed Obligations (as defined therein);

WHEREAS, Parent and Wentworth Oil & Gas, Inc., a Nevada corporation (“WOG”), entered into a Pledge Agreement, dated as of July 25, 2006, in favor of the Collateral Agent for the benefit of the Buyers (the “Pledge Agreement”);

WHEREAS, concurrently herewith, the Parent entered into a Pledge Amendment pledging and assigning its shares or other equity interests listed thereon to the Collateral Agent for the benefit of the Buyers to become part of the Collateral (as defined in the Pledge Agreement) which shall secure all of the Obligations referred to in the Pledge Agreement;

WHEREAS, the New Grantor has determined that the execution, delivery and performance of this Agreement directly benefits, and is within the corporate purposes and in the best interests of, the New Grantor.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.           Definitions.  Reference is hereby made to the Security Agreement, dated as of July 25, 2006, by the Parent and WOG in favor of the Collateral Agent for the Buyers (the “Security Agreement”) for a statement of the terms thereof.  All terms used in this Agreement which are defined therein and not otherwise defined herein shall have the same meanings herein as set forth therein.

SECTION 2.           Joinder of New Grantor.  (a)  Pursuant to Section 5(m) of the Security Agreement, by its execution of this Agreement, the New Grantor enters into the Security Agreement and hereby (i) confirms that the representations and warranties contained in

Section 4 of the Security Agreement are true and correct as to the New Grantor as of the effective date of this Agreement, (ii) agrees that, from and after the effective date of this Agreement, the New Grantor shall be a party to the Security Agreement and shall be bound, as a Grantor, by all the provisions thereof and shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth therein and applicable to the Grantors; and (iii) hereby pledges and assigns to the Collateral Agent, for the benefit of the Buyers, and grants to the Collateral Agent, for the benefit of the Buyers, a continuing security interest in the New Grantor’s right, title and interest in and to the Collateral as collateral security for all of the Obligations (as each such term is defined in the Security Agreement).  The New Grantor hereby agrees that from and after the effective date of this Agreement each reference to a “Grantor” or a “Guarantor” in the Security Agreement shall include the New Grantor.  The New Grantor acknowledges that it has received a copy of the Security Agreement and each other Transaction Document (as defined in the Securities Purchase Agreement) and that it has read and understands the terms thereof.

(b)           Attached hereto are updated copies of each Schedule to the Security Agreement revised to include all information required to be provided therein with respect to the New Grantor and to include information required to be provided therein with respect to the Existing Grantors with respect to Collateral acquired on the Closing Date or within two Business Days after the Closing Date.  The Schedules to the Security Agreement shall, without further action, be amended to include the information contained in each such update.

SECTION 3.           Effectiveness.  This Agreement shall become effective upon its execution by the New Grantor and its acceptance by the Collateral Agent and receipt by the Collateral Agent of the following, in each case in form and substance satisfactory to the Collateral Agent, (i) the Schedules referred to in Section 2(b) hereof, (ii) appropriate financing statements on Form UCC-1 to be duly filed in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement, and (iii) such opinion of counsel addressing such matters as the Collateral Agent may reasonably request.

SECTION 4.           Notices, Etc.  All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied, e-mailed or delivered, if to the New Grantor, to it at its address set forth below its signature to this Agreement; if to the Collateral Agent, to it at its address specified in the Securities Purchase Agreement; or as to any such Person, at such other address as shall be designated by such Person in a written notice to all other parties hereto complying as to delivery with the terms of this Section 4.  All such notices and other communications shall be effective (i) if sent by certified mail, return receipt requested, when received or three days after deposited in the mails, whichever occurs first, (ii) if telecopied or e-emailed, when transmitted (during normal business hours) and confirmation is received, and otherwise, the day after the notice or communication was transmitted and confirmation is received, or (iii) if delivered in person, upon delivery.

SECTION 5.           General Provisions.  (a)  Except as disclosed on Schedule A hereto, the New Grantor hereby confirms that each representation and warranty made by it under the Transaction Documents is true and correct as of the date hereof (except to the extent that such representations and warranties relate solely to or are expressly made as of an earlier date, in which case such representations and warranties shall be true and correct on and as of such date).

(b)           Except as supplemented hereby, the Security Agreement and each other Transaction Document shall continue to be, and shall remain, in full force and effect.  This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Security Agreement or (ii) to prejudice any right or rights which the Collateral Agent or the Buyers may now have or may have in the future under or in connection with the Security Agreement or the other Transaction Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

(c)           The New Grantor agrees to pay, or cause to be paid, or reimburse the Collateral Agent and the Buyers for all of their out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement, including, without limitation, the reasonable fees and disbursements of counsel.

(d)           This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(e)           Section headings in this Agreement are included herein for the convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)            THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(g)           ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE NEW GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  THE NEW GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS

AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

(g)           THE NEW GRANTOR AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) THE COLLATERAL AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, ORAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

(h)           The New Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to any Grantor at its address provided herein, such service to become effective 10 days after such mailing.

(i)            Nothing contained herein shall affect the right of the Collateral Agent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the New Grantor or any property of the New Grantor in any other jurisdiction.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NEW GRANTOR:

BARNICO DRILLING, INC.

By:
Name:
Title:

Address:

ACCEPTED BY:

CASTLERIGG MASTER INVESTMENTS LTD., as Collateral Agent

By:
Name:
Title:

Schedule A

The U.S. Corporation Income Tax Return and state franchise return for the year ended December 31, 2004 for Barnico Drilling, Inc. must be amended to reflect corrections uncovered during an audit.

The U.S. Corporation Income Tax Return and state franchise return for the year ended December 31, 2005 for Barnico Drilling, Inc. was delayed pending completion of the audit.